EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vladyslav Zaychenko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Mayetok, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mayetok, Inc.


Date: May 15, 2009                      By: /s/ Vladyslav Zaychenko
                                           -------------------------------------
                                               Vladyslav Zaychenko
                                        Title: President, and Sole Director


A signed original of this written statement required by Section 906 has been provided to Casita Enterprises, Inc. and will be retained by Casita Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.